                   SUBORDINATION AND INTERCREDITOR AGREEMENT

         THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "AGREEMENT") is dated for reference purposes only as of September 25, 1997 by and among Solo Serve Corporation, a Delaware corporation ("BORROWER"), Sanwa Business Credit Corporation, a Delaware corporation ("SENIOR LENDER"), and General Atlantic Corporation, a Delaware corporation ("SUBORDINATE LENDER").

                                   RECITALS:

         A. Senior Lender has agreed to extend financial accommodations to Borrower pursuant to the terms of the Senior Loan Documents (defined below).

         B. As security for the financial accommodations made by Senior Lender, Borrower has granted to Senior Lender a security interest in all of the assets of Borrower, other than real property.

         C.      Subordinate Lender is one of the shareholders of Borrower.

         D. As security for the indebtedness evidenced by the Senior Loan Documents, Borrower has pledged a letter of credit (the "LETTER OF CREDIT") issued by Chase Manhattan Bank upon the application of Subordinate Lender in the face amount of $750,000.

         E. Borrower and Subordinate Lender have entered into that certain Letter of Credit and Security Agreement dated as of September 25, 1997 (the "LETTER OF CREDIT AGREEMENT"), pursuant to which Borrower has agreed to reimburse Subordinate Lender for any liabilities or obligations incurred by Subordinate Lender with respect to the Letter of Credit.

         F. As security for the obligations of Borrower pursuant to the terms of the Letter of Credit Agreement, Borrower has granted Subordinate Lender a security interest in certain of the assets of Borrower.

         G. As a condition to agreeing to allow Borrower to grant the security interest in favor of Subordinate Lender, Senior Lender has required that Borrower and Subordinated Lender enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.       DEFINITIONS.

         Certain terms used herein and not otherwise defined (including capitalized terms used in the foregoing Recitals) shall have the following meanings:

         "BORROWER OBLIGATION" means the Senior Secured Obligations or the Subordinate Obligations, as the context requires.

         "COLLATERAL" means those assets of Borrower which have been pledged to secure the Borrower Obligations.

         "DIP FACILITY" shall have the meaning set forth in Section 2.5.

         "PAYMENT IN FULL" or "PAID IN FULL" or any similar term(s) with respect to any Borrower Obligation means (a) the indefeasible satisfaction and final payment in full of such Borrower Obligation in cash or cash equivalents reasonably acceptable to the payee and the termination of any obligation on the part of the holder of such Borrower Obligation to make any loans or to afford any financial accommodation to Borrower and the full and timely performance of all other obligations to the holder of such Borrower Obligation or (b) in the case of any Borrower Obligation consisting of contingent obligations (including without limitation contingent obligations in respect of letters of credit or other indemnifications under the Senior Loan Documents), the setting apart of cash sufficient to discharge such portion of such Borrower Obligation in an account for the exclusive benefit of the holders thereof, in which account such holders shall be granted by Borrower a first priority perfected security interest in a manner acceptable to such holders, which payment or perfected security interest shall have been retained by the holders, in the case of each of (a) and (b) above, for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws.

         "PROCEEDS" means the proceeds of any of the Collateral in which both Senior Lender and Subordinate Lender have security interests.

         "SENIOR LOAN AGREEMENT" means that certain Loan and Security Agreement dated for reference purposes only as of September 25, 1997, by and among Senior Lender and Borrower, as the same may hereafter be amended, modified, supplemented, restated, replaced or refinanced from time to time.

         "SENIOR LOAN DOCUMENTS" means the Senior Loan Agreement and all other instruments, agreements and documents which create, evidence or secure the Senior Secured Obligations from time to time (including but not limited to any promissory notes, security agreements, pledge agreements, hypothecation agreements, mortgages, financing statements, and all other agreements of any type whatsoever), delivered by Borrower to Senior Lender, as such may be amended, modified, supplemented, restated, replaced or refinanced from time to time.

         "SENIOR SECURED OBLIGATIONS" means all "Secured Obligations" as that term is defined in the Senior Loan Documents (which definition is hereby incorporated herein by





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
reference), including but not limited to principal, interest, fees and all other amounts owing to Senior Lender under the Senior Loan Documents, from time to time.

         "SUBORDINATE DEBT" means all principal, interest, fees and other amounts owing to Subordinate Lender under the Subordinate Loan Documents from time to time, whether in respect of principal, interest or otherwise.

         "SUBORDINATE LOAN DOCUMENTS" means (i) the Letter of Credit Agreement, and (ii) financing statements filed or to be filed with the Secretary of State of Texas and the recorder of Mortgages for New Orleans Parish, Louisiana, evidencing the security interest granted pursuant to the Letter of Credit Agreement.

         "SUBORDINATE OBLIGATIONS" means any of Borrower's Obligations to Subordinate Lender under any of the Subordinate Loan Documents.

2.       SUBORDINATION AND INTERCREDITOR PROVISIONS.

         2.1.    Subordination.

         (a) Senior Lender hereby consents to Borrower obtaining the financial accommodation from and granting a security interest in certain of Borrower's property to Subordinate Lender in accordance with the Subordinate Loan Documents.

         (b) Subordinate Lender hereby acknowledges that Senior Lender has been granted a security interest in the Collateral, and Senior Lender hereby acknowledges that Subordinate Lender has been granted a security interest in the Collateral.

         (c) Borrower and Subordinate Lender hereby represent and warrant to Senior Lender that attached hereto as Exhibit A is a true, accurate and complete copy of all Subordinate Loan Documents.

         (d) Subordinate Lender agrees, for itself and each future holder of the Subordinate Obligations, that:

                 (i) Notwithstanding the order of time of attachment or the order, time or manner of perfection, or the order or time of filing or recordation of any document, instrument, financing statement or other method of perfecting a security interest in favor of each of Subordinate Lender or Senior Lender, as applicable, in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Senior Loan Documents or the Subordinate Loan Documents, the security interests and liens of Senior Lender in and upon the Collateral have and shall have priority over the Subordinate Lender's security interests and liens in and upon the Collateral and the security interests and liens in favor of Subordinate Lender are and shall be, in all respects, subject and subordinate to the security interests of Senior Lender therein to the full extent of the Senior Secured Obligations;





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
                 (ii) Subordinate Lender's interest in any of Borrower's property and in and to the Proceeds, is subordinate to the interest of Senior Lender and subject to the terms of this Agreement, and

                 (iii) Senior Lender has advanced funds and shall from time to time advance additional funds in reliance upon the subordination of the Subordinate Obligations to the Senior Secured Obligations.

         2.2.    Standby; Non-Interference.

         (a) At any time prior to the date the Senior Secured Obligations are Paid in Full, Subordinate Lender shall not, without Senior Lender's prior consent (which consent may be withheld in Senior Lender's sole and absolute discretion): (i) except as expressly provided in Sections 2.2(d), (e) or (f), exercise any rights or remedies it may have under the Subordinate Loan Documents or otherwise; (ii) commence or join with any other creditors of Borrower in commencing any bankruptcy, reorganization, receivership or insolvency proceeding against Borrower; or (iii) commence any action or proceeding against Borrower to enforce or collect any Subordinate Obligation, to obtain possession of property of Borrower, to exercise control over property of Borrower or to create, perfect or enforce any lien against property of Borrower.; or (iv) exercise any control over or power to direct the use or distribution of insurance proceeds, condemnation proceeds, or any other property of Borrower.

         (b) In the event Borrower defaults on its obligations to Senior Lender and, as a result, Senior Lender undertakes to enforce Senior Lender's security interests and liens in Borrower's assets, Subordinate Lender agrees that Subordinate Lender will not hinder, delay or otherwise prevent Senior Lender from taking any and all action which Senior Lender deems necessary to enforce Senior Lender's security interests and liens in Borrower's assets and to realize thereon or take any action which interferes with or impairs Senior Lender's rights and remedies, in any manner whatsoever. Subordinate Lender covenants that it will not contest the validity, perfection, priority or enforceability of any security interest granted or purported to be granted by Borrower to Senior Lender, and that, as between Senior Lender and Subordinate Lender, the terms of this Agreement shall govern payment and enforcement of the Borrower Obligations, even if the Senior Secured Obligations, or any portion thereof, are avoided, disallowed, set aside or otherwise invalidated in any proceeding in bankruptcy, any other judicial proceeding, or otherwise.

         (c) If any insolvency, bankruptcy , receivership, liquidation, reorganization or other similar proceedings are commenced by or against Borrower or its property, if any proceedings for involuntary liquidation, dissolution or other winding up of Borrower whether or not involving insolvency or bankruptcy are commenced by or against Borrower, then Senior Lender shall be entitled in any such proceeding to receive Payment in Full of all Senior Secured Obligations before Subordinate Lender is entitled in any such proceedings to receive any payment on account of the Subordinate Obligations, and to that end, in any such proceedings, any payment or distribution of any kind or character, whether in cash or in property to which Subordinate Lender would be entitled but for the provisions hereof, shall be delivered to Senior Lender to the extent necessary to make Payment in Full of all





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
Senior Secured Obligations remaining unpaid, after giving effect to any concurrent payment or distribution to or for Senior Lender in respect thereof.

         (d) Upon the occurrence of a default under the terms of the Subordinate Loan Documents, Subordinate Lender may accelerate payments due pursuant to the Letter of Credit Agreement, may make demand for payment from Borrower and may obtain a judgment against Borrower; provided that except as provided in Section 2(e), Subordinate Lender shall not seek to enforce its lien against any Collateral pledged to secure the Subordinate Obligations, shall not seek to enforce any judgment against the assets of Borrower and, except as permitted pursuant to Section 2.4, shall not accept or retain payment.

         (e) In the event Senior Lender has commenced an action to foreclose the lien of its security interest against any Collateral pledged to secure the Senior Secured Obligations, Subordinate Lender may file an action and may seek to enforce its lien upon such Collateral, and only such Collateral, with respect to which Senior Lender shall have commenced an action; provided that Subordinate Lender shall have no right to receive any payments or monies resulting from such action or proceeding until the Senior Secured Obligations are Paid in Full.

         (f) Subject to the provisions of Section 2.4, Subordinate Lender may, in any proceedings described in Section 2.2 (c), in the name of Subordinate Lender, file claims, proofs of claims and other instruments of similar character necessary to enforce the obligations of Borrower in respect of the Subordinate Obligations. Neither this Section 2.2(f) nor any other provision hereof shall be construed to give Subordinate Lender any right to vote any Borrower Obligation held by Senior Lender, any related claim or any portion of such claim, whether in connection with any resolution, arrangement, plan or reorganization, compromise, settlement, election of trustees or otherwise.

         (g) Nothing in this Agreement shall restrict the ability of Senior Lender to declare a default or accelerate all or any portion of the Senior Secured Obligations. Senior Lender shall have the sole and exclusive right to enforce the Senior Loan Documents, to exercise any right or remedy thereunder, to grant any waiver or forbearance thereunder, and to compel performance by Borrower thereunder, in any manner whatsoever, which Senior Lender deems (in its sole and absolute discretion) advisable, including without limitation the right to take control of, sell, lease, dispose, or liquidate the Collateral, without notice to or consultation with Subordinate Lender or regard for the rights or interests of Subordinate Lender in such Collateral.

         2.3. Marshaling Waiver. Subordinate Lender hereby waives any rights it has or may have in the future to require Senior Lender to marshal Senior Lender's Collateral, and agrees that, in addition to Senior Lender's other rights hereunder, Senior Lender may proceed against Senior Lender's Collateral in any order that Senior Lender deems appropriate in the exercise of Senior Lender's absolute discretion. Subordinate Lender also waives any right to be subrogated to the Senior Secured Obligations unless and until the Senior Secured Obligations are Paid in Full.





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
         2.4.    Payments of Borrower Obligations.

         (a) The following provisions shall govern Subordinate Lender's right to receive and Borrower's right to pay any amount due and owing under the Subordinate Loan Documents:

                 (i) Provided no Default or Unmatured Default shall have occurred and be continuing or would be created thereby under the terms of the Senior Loan Documents, Subordinate Lender may receive and Borrower may pay amounts due and owing pursuant to Sections 3(a) and (b) of the Letter of Credit Agreement, when due and owing on an unaccelerated basis and without reference to the rate of interest applicable on default.

                 (ii) Except as expressly permitted pursuant to Section 2.4(a)(i), Subordinate Lender shall not be entitled to receive or retain any direct or indirect payment (in cash, cash-equivalents, property, by set-off or otherwise) of or on account of any Subordinate Obligation at any time prior to Payment in Full of the Senior Secured Obligations. At any time that any Senior Secured Obligation is outstanding, Borrower shall not make and Subordinate Lender shall not receive or accept any payment (in cash, cash-equivalents, property, by set-off or otherwise) of any kind or nature with respect to the Subordinate Obligations, including but not limited to any reimbursement of principal or payment of interest provided for in Sections 3(c) or (d) of the Letter of Credit Agreement.

         (b) If Subordinate Lender receives any payment with respect to the Subordinate Obligations which Subordinate Lender is not permitted to receive and retain pursuant to this Agreement, then such payment shall be held in trust for the benefit of, and shall be paid over promptly to Senior Lender, for application to the payment of the Senior Secured Obligations, in such order of priority as Senior Lender shall determine, in its sole and exclusive discretion. If Subordinate Lender pays over any payment or distribution as provided above, then such payment or distribution shall be deemed to have been made by Borrower directly to Senior Lender and not to Subordinate Lender and no Subordinate Obligation shall be discharged by reason of its receipt of any payment or distribution which is so paid over to Senior Lender.

         (c) In the event of any distribution, division, or application (partial or complete, voluntary or involuntary, by operation of law or otherwise) of all or any part of the assets of Borrower or the proceeds thereof to the creditors of Borrower or readjustment of the obligations and indebtedness of Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshaling of assets of Borrower or any other action or proceeding involving the readjustment of all or any part of the indebtedness or other obligations of Borrower or the application of the assets of Borrower to the payment or liquidation thereof, or upon the dissolution or other winding up of Borrower's business, or upon the sale of all or substantially all of Borrower's assets, then, and in any such event; (i) Senior Lender shall first receive Payment in Full in cash of all of the Senior Secured Obligations prior to the payment of all or any part of the Subordinated Obligations, and (ii) until Payment in Full of the Subordinate Obligations, Senior Lender shall be entitled to receive any payment or distribution of any kind or character, whether in cash,





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
securities or other property, which is payable or deliverable in respect of any or all of the Subordinate Obligations.

         (d)     In order to enable Senior Lender to enforce its rights under
Section 2.4(c), Senior Lender is hereby irrevocably authorized and empowered (in its own name or in the name of Subordinate Lender or otherwise), but shall have no obligation to, enforce claims comprising any of the Subordinate Obligations by proof of debt, proof of claim, suit or otherwise and take generally any action which Subordinate Lender may deem necessary or advisable for the enforcement of its rights or interests hereunder.

         (e) To the extent necessary for Senior Lender to realize the benefits of the subordination of the Subordinate Obligations provided for herein (including the right to receive any payment and distributions which might otherwise be payable or deliverable in respect of the Subordinate Obligations in any proceeding described in Section 2.4(c) or otherwise), Subordinate Lender shall execute and deliver to Senior Lender such instruments or documents (together with such assignments or endorsements as Senior Lender shall deem necessary), as may be reasonably requested by Senior Lender.

         (f) In the event Subordinate Lender at any time incurs any obligation to pay money to Borrower, Subordinate Lender hereby irrevocably agrees that it shall pay such obligation in cash or cash equivalents in accordance with the terms of the document or instrument governing such obligation without deduction or set-off against the Subordinate Obligations.

         2.5.    DIP Facility.

         (a) This Agreement shall be applicable both before and after the filing of any petition by or against Borrower under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to Borrower shall be deemed to apply to a trustee for Borrower and Debtor as debtor-in-possession. The relative rights of Senior Lender and Subordinate Lender to repayment of the Borrower Obligations, and in or to any distributions from or in respect of Borrower or any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, Debtor as debtor-in-possession.

         (b) References herein to Borrower shall include any successor to, or assign of, Borrower, including without limitation any debtor-in-possession or trustee for Borrower in any proceeding under the United States Bankruptcy Code.

         (c) If Borrower shall become subject to a proceeding under the United States Bankruptcy Code and Senior Lender shall desire to permit the use of cash collateral by Borrower or to provide financing to Borrower on substantially similar terms as the Senior Loan Documents under either Section 363 or 364 of the United States Bankruptcy Code, with or without obtaining a priority lien under Section 364(d) thereof (the "DIP FACILITY"), Subordinate Lender hereby agrees as follows: (a) adequate notice to Subordinate Lender shall have been given for the DIP Facility if Subordinate Lender receives notice thereof at least two (2) business days prior to the hearing on the motion requesting the DIP Facility;





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
and (b) if Senior Lender proposes to provide a DIP Facility, Subordinate Lender may seek adequate protection of its interest by demanding the same treatment as provided in the Subordinate Loan Documents, provided, however, that failure by Subordinate Lender to obtain such adequate protection shall not be grounds for objecting to the DIP Facility. Senior Lender and Borrower agree to use their best efforts to obtain the treatment provided in the Subordinate Loan Documents as adequate protection for Subordinate Lender. For purposes hereof, notice of a proposed financing or use of cash collateral shall be deemed received by Subordinate Lender upon the sending of notice by overnight delivery service, telecopy or hand delivery by Subordinate Lender. Senior Lender is irrevocably authorized and empowered to receive and collect any and all dividends, payments and distributions made on account of any proof of claim relating to the Subordinate Debt in whatever form the same may be paid or issued until the Senior Secured Obligations are Paid in Full. Subordinate Lender agrees to file a proof of claim in respect of the Subordinate Debt and to execute and deliver to Senior Lender such assignments or other instruments as Senior Lender may reasonably require to enable Senior Lender to collect all dividends, payments and distributions which may be made at any time on account of the Subordinated Debt until the Senior Secured Obligations are Paid in Full. Nothing contained herein shall prohibit Subordinate Lender from objecting to or demanding additional adequate protection if such financing is provided by a lender other than Senior Lender.

         2.6. Borrower's Obligations Absolute. The provisions of this Agreement are solely for the benefit of Borrower, Senior Lender and Subordinate Lender for the purpose of defining the relative rights of the parties thereto. Nothing herein shall impair, as between Borrower and any other party hereto, the obligations of Borrower, which are unconditional and absolute, to Senior Lender and to Subordinate Lender, respectively.

         2.7. Transfers. Subordinate Lender shall not sell, assign or otherwise transfer, in whole or in part, any of the Borrower Obligations or any interest therein to any other person or entity without Senior Lender's prior written consent, which consent shall be granted or withheld in Senior Lender's sole discretion. If Senior Lender grants such consent, the transferee of the Subordinate Obligations shall expressly acknowledge to the other parties to this Agreement, in writing, that it agrees to be bound by all of the terms hereof. Senior Lender and Subordinate Lender each hereby represents and warrants to the others that as of the execution date hereof neither Senior Lender nor Subordinate Lender has transferred or entered into any agreement or understanding with a proposed transferee that it will transfer any of the Borrower Obligations.

         2.8.    Modification of Documents.

         (a) Senior Lender may amend, modify or otherwise alter any Senior Loan Document in any manner whatsoever, without notice to or consent of Subordinated Lender. Senior Lender shall have the right to exercise any and all rights and remedies granted to Senior Lender pursuant to the Senior Loan Documents, without notice to or consent of Subordinate Lender.

         (b) The relative priority of the security interests of Senior Lender and Subordinate Lender, as set forth herein, shall not be altered or modified by any amendment,





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
modification, supplement, extension, renewal, replacement, or restatement of the Senior Loan Documents, the Subordinate Loan Documents, any other agreement, instrument or document between Borrower and Subordinate Lender or Senior Lender, or any action or omission of any party hereto with respect to the applicable Borrower Obligation or the Collateral. The relative priority of such security interests may only be modified by a writing executed by both Senior Lender and Subordinate Lender expressly making reference to Section 2.1 and this Section 2.8(b) and expressly stating that it is the intent of the parties thereto to modify the provisions of this Agreement relating to the relative priority of the security interests in the Collateral.

         (c) At any time prior to the time the Senior Secured Obligations are Paid in Full, Subordinate Lender shall not: (i) amend, modify or otherwise alter any Subordinate Loan Document in any manner whatsoever, including but not limited to modifications of the interest rate, payment terms, time for payments, or events of default; (ii) accept, retain, request or take any additional security for the Subordinated Debt; (iii) transfer, sell or assign any portion of the Subordinate Obligations; provided that, Subordinate Lender may assign the Subordinate Obligations in accordance with Section 2.7; (iv) increase the Subordinated Debt; (v) except as expressly permitted pursuant to
Section 2.4(a)(i), accept payment of, demand payment of, sue for or receive all or any part of the Subordinated Debt; (vi) except as expressly permitted in
Section 2.2, commence any action or proceeding to enforce or collect any Subordinate Obligation, or (vii) exercise any control over or power to direct the use or distribution of insurance proceeds, condemnation proceeds, or any other property of Borrower; or (viii) commence any action to obtain possession of the property of Borrower, to exercise control over the property of Borrower, or to create, perfect or enforce any lien against any property of Borrower.

         (d) Any instrument at any time evidencing the Subordinate Obligations, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to the Senior Obligations and subject to the terms and conditions of this Agreement, and (a) after being so marked certified copies thereof shall be delivered to Senior Lender, and (b) an original of any such instrument shall be immediately delivered to Senior Lender upon Senior Lender's request, at any time on or after the occurrence of an Event of Default under the Senior Loan Documents. In the event any legend or endorsement is omitted, Senior Lender or any of its officers or employees are hereby irrevocably authorized on behalf of Subordinate Lender to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Subordinate Obligations to the subordination thereof contained in this Agreement.

         (e) Subordinate Lender and Senior Lender each shall be solely responsible for attaching, perfecting and maintaining the perfection of its respective security interest in the Collateral; provided that either party's failure to perfect or maintain the perfection of such security interest shall not modify, amend or in any manner alter the relative priorities of such security interests, as set forth herein.

         2.9. Additional Representations and Warranties. Subordinate Lender and Borrower represent and warrant to Senior Lender that:





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
         (a) as of the date hereof, the total principal amount of the Subordinate Obligations is $100.00 plus reimbursement of letter of credit fees incurred by Subordinate Lender under the Subordinate Loan Documents as in effect on the date hereof, which fees shall not exceed $30,000 for any calendar year that the Subordinate Loan Documents are in effect;

         (b) as of the date hereof, no default or event of default, or event which with notice or passage of time or both would constitute an event of default exists or has occurred under the Subordinate Loan Documents;

         (c) Subordinate Lender is the exclusive legal and beneficial owner of all of the Subordinate Obligations;

         (d) none of the Subordinate Obligations is subject to any lien, security interest, financing statements, subordination, assignment or other claim, and

         (e) this Agreement constitutes the legal, valid and binding obligations of Subordinate Lender, enforceable in accordance with its terms.

3.       AGREEMENT BY BORROWER.

         (a) Borrower hereby acknowledges and agrees to the foregoing terms and provisions, and agrees that it will, together with its successors and assigns, be bound by the provisions hereof. In the event of a conflict or inconsistencies between the terms of this Agreement and the Senior Loan Documents or the Subordinate Loan Documents, the terms of the Senior Loan Documents or the Subordinate Loan Documents, as applicable, shall govern as between the applicable lender and Borrower.

         (b) Borrower agrees that any party hereto (other than Borrower) holding Collateral does so as bailee (under the Uniform Commercial Code as enacted in Illinois) for the other and is hereby authorized to and may turn over to such other party hereto (other than Borrower) upon request therefor any such Collateral, after all obligations and indebtedness of the undersigned to the bailee party have been paid in full.

         (c) Borrower acknowledges and agrees that: (i) although it may sign this Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Agreement; (ii) in the event of a breach by Borrower or Subordinate Lender of any of the terms and provisions contained in this Agreement, such a breach shall constitute an Event of Default, as defined in and under the Senior Loan Documents, and (iii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the opinion of either Subordinate Lender or Senior Lender to effectuate the provisions and purposes of this Agreement.

4.       MISCELLANEOUS.

         4.1. Notices. Any and all notices given in connection with this Agreement shall be deemed adequately given only if in writing and addressed to the party for whom such





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
notices are intended at the address set forth below. All notices shall be sent by personal delivery, Federal Express or other over-night messenger service, first class registered or certified mail, postage prepaid, return receipt requested or by other means at least as fast and reliable as first class mail. A written notice shall be deemed to have been given to the recipient party on the earlier of (a) the date it shall be delivered to the address required by this Agreement; (b) the date delivery shall have been refused at the address required by this Agreement; or (c) with respect to notices sent by mail, the date as of which the postal service shall have indicated such notice to be undeliverable at the address required by this Agreement. Any and all notices referred to in this Agreement, or which either party desires to give to the other, shall be addressed as follows:

if to Borrower:                        Solo Serve Corporation
                                       1610 Cornerway Boulevard
                                       San Antonio, Texas 78219
                                       Attn:   Ross Bacon, Chief
                                               Financial Officer

with a copy to:                        Cox and Smith
                                       112 East Pecan Street
                                       Suite 1800
                                       San Antonio, Texas 78205-1521
                                       Attn:   Ward Blacklock, Esq.

if to Senior Lender:                   Sanwa Business Credit Corporation
                                       One South Wacker Drive
                                       Chicago, Illinois 60606
                                       Attn:   First Vice President,
                                               Commercial Finance Division

with a copy to:                        Sachnoff & Weaver, Ltd.
                                       30 South Wacker Drive
                                       Suite 2900
                                       Chicago, Illinois 60606
                                       Attn:   Cynthia Jared, Esq.

if to Subordinate Lender:              General Atlantic Corporation
                                       950 Third Avenue
                                       26th Floor
                                       New York, NY 10022
                                       Attn:   Julie Lefkowitz

         The above addresses may be changed by notice of such change, mailed as provided herein, to the last address designated.

         4.2. No Fiduciary Duty. Nothing in this Agreement shall be construed to create or impose upon Senior Lender any fiduciary duty to Subordinate Lender, or any other implied obligation to act or refrain from acting with respect to Borrower or the Senior Secured Obligations or the Collateral security securing the Senior Secured Obligations in any manner contrary to what Senior Lender may determine is in its own best interests. The





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
provisions of this Agreement are intended solely to govern the respective priorities of the security interest in the Collateral and shall not be deemed to impose upon Senior Lender any obligation with respect to the disposition of Proceeds which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law.

         4.3. Notice of Default. In addition to any other notices which may be required hereunder, Subordinate Lender shall use its best efforts to give written notice to Senior Lender, promptly upon the occurrence of: (a) an event of default under the terms of the Subordinate Loan Documents, (b) the cure of any such event of default, (c) the payment in full of the Subordinate Debt.

         4.4.    Successors; Continuing Effect.

         (a) This Agreement is being entered into for the benefit of, and shall be binding upon, Borrower, Senior Lender and Subordinate Lender and their respective successors and assigns, including each subsequent or additional holder of Senior Secured Obligations, or Subordinate Debt, and any participant (whether now existing or hereafter arising) in the Senior Secured Obligations. The terms "SENIOR LENDER" and "SUBORDINATE LENDER" shall include, respectively, any such subsequent or additional holder of or participant in Senior Secured Obligations or Subordinate Obligations whenever the context permits. This Agreement shall inure to the benefit of and be enforceable by any future holder or holders of the Borrower Obligations or any part of any of the same; provided that, nothing contained in this Section 4.4 shall be deemed to permit the transfer of the Subordinate Obligations in violation of the provisions of
Section 2.7.

         (b) Senior Lender reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Secured Obligations and the Collateral securing same. In connection with any participation or other transfer or assignment, Senior Lender (i) may disclose to such assignee, participant or other transferee or assignee all documents and information which Senior Lender now or hereafter may have relating to the Senior Secured Obligations or the Collateral, and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Agreement.

         4.5. Amendments. This Agreement may be amended only by a written instrument executed by Senior Lender and Subordinate Lender and, if such amendment affects Borrower, by Borrower.

         4.6. Term. This Agreement shall remain in full force and effect until the Payment in Full of the Senior Secured Obligations.

         4.7. Waivers. No waiver shall be deemed to be made by any party of any of its rights hereunder unless the same shall be in writing and then only with respect to the specific instance involved, and no such waiver shall impair or offset the rights of the waiving party or the obligations of the party benefited by such waiver in any other respect or at any other time.

         4.8. Governing Law. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be governed by and construed and enforced in accordance with the laws of the State of Illinois.

         4.9. Subordination May Not Be Impaired by the Borrower. No right of Senior Lender or Subordinate Lender to enforce the subordination created hereby shall be impaired by any act or failure to act by Borrower or by the failure by Borrower to comply with this Agreement, regardless of any knowledge which Senior Lender or Subordinate Lender may have or be otherwise charged with.

         4.10. Specific Performance. The parties hereto acknowledge that legal remedies may be inadequate and therefore Senior Lender and Subordinate Lender are hereby authorized to demand specific performance of the provisions of this Agreement at any time when Borrower, Senior Lender or Subordinate Lender shall have failed to comply with any provision hereof. Each party hereto hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

         4.11. Further Actions. After the execution of this Agreement each party will execute and deliver all such documents and instruments and do all such other acts and things as may be reasonably necessary to carry out the provisions of this Agreement.

         4.12. Agreement to Control. If any provision in any document or instrument relating to the Senior Secured Obligations or the Subordinate Debt differs with the terms of this Agreement regarding the same or any similar matter, the provisions of this Agreement shall control and each other provision shall be interpreted so as to give effect to the provisions of this Agreement.

         4.13. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written and oral agreements, and all contemporaneous oral agreements, relating to such matters.

         4.14. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.15. Facsimile. For purposes of negotiating and finalizing this Agreement (including any subsequent amendments thereto), any signed document transmitted by facsimile machine ("FAX") shall be treated in all manner and respects as an original document. The signature of any party by FAX shall be considered for these purposes as an original signature. Any such FAX document shall be considered to have the same binding legal effect as an original document, provided that an original of the faxed document was mailed by first class U.S. Mail or personally delivered to the recipient, on the date of its transmission with proof of the fax transmission. At the request of any party, any FAX document subject to this Agreement shall be re-executed by both parties in an original form. The undersigned parties hereby agree that neither shall raise the use of the FAX or the fact that any signature or document was transmitted or communicated through the use of a FAX as a defense to the formation of this Agreement. This Agreement may be signed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one agreement, binding on all of the parties hereto notwithstanding that all of the parties hereto are not signatories to the same counterpart. Each of the undersigned parties authorizes the assembly of one or more original copies of this Agreement through the combination of the several executed counterpart signature pages with one or more copies of this Agreement, including the Exhibits, if any, to this Agreement. Each such compilation of this Agreement shall constitute one original of this Agreement.

         4.16. Effect on Other Documents. Nothing in this Agreement shall be deemed to amend, modify or impair Subordinate Lender's rights as a limited partner under the partnership agreement creating Borrower. No provision of the Senior Loan Documents limiting the liability of any limited partner of the Borrower shall amend, modify or impair any obligation of Subordinate Lender as a party to this Agreement.

         4.17.   Consent to Jurisdiction; Waiver of Jury Trial.

         (a) BORROWER, SUBORDINATE LENDER AND SENIOR LENDER EACH HEREBY (i) TO THE EXTENT PERMITTED BY APPLICABLE LAW, IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT; (ii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER, SUBORDINATE LENDER AND SENIOR LENDER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (iii) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (iv) TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST ANY PARTY HERETO OR ANY OF PARTY'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS.

         (b) NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR SENIOR LENDER'S RIGHT TO SERVE LEGAL PROCESS ON BORROWER IN ANY MANNER PERMITTED BY LAW OR SENIOR LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         (c) Waiver of Jury Trial. BORROWER, SENIOR LENDER AND SUBORDINATE LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

EACH PARTY HERETO HEREBY EXPRESSLY ACKNOWLEDGES THIS WAIVER IS A MATERIAL INDUCEMENT FOR SENIOR LENDER TO ENTER INTO THIS AGREEMENT AND TO MAKE THE LOAN EVIDENCED BY THE SENIOR LOAN DOCUMENTS.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day, month and year first above written.


                              SOLO SERVICE CORPORATION


                              By: /s/ Ross E. Bacon
                                  ---------------------------------------
                                      Ross E. Bacon, Chief Financial Officer


                              SANWA BUSINESS CREDIT CORPORATION


                              By: /s/ Lawrence J. Placek
                                  ---------------------------------------
                              Name:   Lawrence J. Placek
                              Title:  Vice President


                              GENERAL ATLANTIC CORPORATION


                              By: /s/ Julie Lefkowitz
                                  ---------------------------------------
                              Name:   Julie Lefkowitz
                              Title:  Vice President





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